EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 on Form 10-K/A of Emisphere Technologies, Inc. (the “Company”), amending the Annual Report on Form 10-K for the fiscal year ended December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael R. Garone, as Interim Chief Executive Officer and Chief Financial Officer of the Company certify, pursuant to and for the purpose of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 19, 2012

/s/ Michael R. Garone
Michael R. Garone
Interim Chief Executive and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Emisphere Technologies, Inc. and will be retained by Emisphere Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.